UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

(Date of earliest event reported): November 22, 2024

Cineverse Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 W. 35th Street, Suite 500, #947, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CNVS	The Nasdaq Capital Market

Item 8.01	Other Events.

As previously disclosed, on June 16, 2023, Cineverse Corp. (the “Company”) sold certain securities, including warrants (the “Common Warrants”) to purchase up to 2,666,667 shares of its Class A common stock, par value $0.001 per share (the “Common Stock”), in an offering registered on a registration statement that has since expired. All of the 2,666,667 Common Warrants remain outstanding. The sale of the shares of Common Stock issuable upon exercise of the Common Warrants is being registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-273098) by filing a prospectus supplement dated November 22, 2024, to replace the expired registration statement. The Company is filing the prospectus supplement to register the issuance of the Warrant Shares in accordance with the terms of the Securities Purchase Agreement pursuant to which the Common Warrants were sold and because the current trading price of the Common Stock is in excess of the exercise price of the Common Warrants.

This is not a new offering by the Company and the shares will only be issued pursuant to the prospectus supplement if and when a warrant holder exercises Common Warrants and makes cash payment to the Company of the exercise price of $3.00 per share. On November 21, 2024, the last reported sale price of the Common Stock on Nasdaq was $3.71 per share.

Subject to certain beneficial ownership limitations, the Common Warrants are exercisable immediately from the date of issuance. The Common Warrants have an exercise price of $3.00 per share and expire on the five (5) year anniversary of the date of issuance. The exercise price of the Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the Company’s common stock.

The opinion of Kelley Drye & Warren LLP regarding the validity of the shares of Common Stock issuable upon exercise of the Common Warrants is attached hereto as Exhibit 5.1.

The foregoing description of the Common Warrants does not purport to be complete and is qualified in its entirety by reference to, and incorporates herein by reference, the full text thereof, a copy of which is filed herewith as Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No. Description

4.1	Form of Common Warrant (incorporated by reference to Ex. 4.2 of the Company’s Current Report on Form 8-K filed on June 15, 2023, File No. 001-31810).
5.1	Opinion of Kelley Drye & Warren LLP.
23.1	Consent of Kelley Drye & Warren LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 22, 2024	By:	/s/ Gary S. Loffredo
	Name:	Gary S. Loffredo
	Title:	Chief Legal Officer, Secretary and Senior Advisor